                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     We consent to the incorporation by reference in this registration statement on Form S-3, Amendment No. 1, of our report dated February 11, 1997, on our audit of the financial statements of Newfield Exploration Company. We also consent to the reference to our firm under the caption "Experts."


                                              /s/ COOPERS & LYBRAND L.L.P.
                                            ------------------------------------
                                                  Coopers & Lybrand L.L.P.

Houston, Texas

November 17, 1997